UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2012

ELAYAWAY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-148516	20-8235863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Summit Lake Drive, Suite 103 Tallahassee, FL	32317
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (850) 219-8210

                                 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07.      Submission of Matters to a Vote of Security Holders.

On May 22, 2012, eLayaway, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of: (i) electing four directors for a term expiring at the 2013 Annual Meeting of Shareholders; (ii) approving its 2010 Stock Option and Incentive Plan; (iii) amending the Company’s Articles of Incorporation to increase the authorized shares of common stock to 250,000,000 shares; (iv) amending our Articles of Incorporation to change our name as may be recommended by the Board of Directors; and (v) ratifying the appointment of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. As of the close of business on April 16, 2012, the record date for the Annual Meeting, 64,813,765 shares of common stock and preferred shares converted into common stock were outstanding and entitled to vote with one vote per share, and 4,786,298 shares of Series E Preferred Series E shares were outstanding and entitled to vote with 15 votes per share, for total possible votes of 136,608,235. At the Annual Meeting, shareholders representing 98,032,933 votes, or approximately 71.8% of the total possible votes, were represented in person or by proxy.

The results of the voting at the Annual Meeting are as follows, as verified by Edward Mathews, the independent Inspector of Elections for the Annual Meeting:

1.	The four nominees for director were elected to serve a one-year term ending at the 2013 Annual Meeting of Shareholders:

Name	Votes For	Votes Against	Abstentions
Sergio A. Pinon	82,846,756	15,186,177	-
Bruce Harmon	82,846,756	15,186,177	-
John Wittler	82,846,756	15,186,177	-
David Rees	82,846,756	15,186,177	-

2.	The 2010 Stock Option and Incentive Plan was approved:

Votes For	Votes Against	Abstentions
81,615,029	15,945,092	472,812

3.	The Board of Directors was authorized to amend the Company’s Articles of Incorporation to increase the authorized shares of common stock to 250,000,000:

Votes For	Votes Against	Abstentions
81,652,661	16,140,824	239,448

4.	The Board of Directors was authorized to amend the Company’s Articles of Incorporation to change the name of the Company as may be recommended by the Board of Directors:

Votes For	Votes Against	Abstentions
83,183,181	13,758,542	1,091,210

5.	The selection of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the year ending December 31, 2012 was ratified:

Votes For	Votes Against	Abstentions
83,423,011	14,353,915	256,007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2012	eLayaway, Inc.
By: /s/ Sergio Pinon
Name: Sergio Pinon
Title: Chief Executive Officer

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